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                                                                     EXHIBIT 4.5
                          THE NORTHERN TRUST COMPANY
     THRIFT INCENTIVE PLAN (TIP) AND EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)
                             BENEFICIARY DESIGNATION

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   Participant's Name (Please Print)             Social Security Number

Marital Status: (Circle One)    Single    Married    Widowed    Divorced

To designate the same beneficiary for both the TIP and ESOP, complete Section
I. To designate different beneficiaries for TIP & ESOP, complete Section II. (Pursuant to Federal law, if married, the sole primary beneficiary must be your spouse unless waived in Section III below.)

I.   I HEREBY DESIGNATE THE FOLLOWING BENEFICIARY FOR THE TIP AND ESOP:
     (PLEASE SIGN AND DATE BELOW)

     Primary Beneficiary's Name: _______________________________________________

     Address: __________________________________ Relationship: _________________

     If Primary Beneficiary is deceased, pay to: _______________________________

     Address: __________________________________ Relationship: _________________

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II.  I HEREBY DESIGNATE THE FOLLOWING BENEFICIARIES:
     (PLEASE SIGN AND DATE BELOW)

                             THRIFT INCENTIVE PLAN

     Primary Beneficiary's Name: _______________________________________________

     Address: __________________________________ Relationship: _________________

     If Primary Beneficiary is deceased, pay to: _______________________________

     Address: __________________________________ Relationship: _________________

================================================================================

                          EMPLOYEE STOCK OWNERSHIP PLAN

     Primary Beneficiary's Name: _______________________________________________

     Address: __________________________________ Relationship: _________________

     If Primary Beneficiary is deceased, pay to: _______________________________

     Address: __________________________________ Relationship: _________________

     PARTICIPANT'S SIGNATURE: __________________ DATE: _________________________

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III. SPOUSE'S WAIVER:

     I hereby waive my right to a survivor benefit from The Northern Trust Thrift Incentive and Employee Stock Ownership Plans and agree to the above designation. I understand that I may revoke this waiver at any time during the lifetime of the participant (my spouse) named above by a written letter delivered to the TIP/ESOP Administrator. Furthermore, if the participant changes the beneficiary designated above, this waiver is revoked.

     Spouse's Signature: _______________________ Date: ________________________

     Notary:____________________________________ Date: ________________________

                             RETURN TO TIP/ESOP, M-8

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